UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 7, 2016

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On November 7, 2016, Vornado Realty L.P. (the “Company”), the operating partnership through which Vornado Realty Trust (“Vornado”) conducts its business, extended one of its two $1.25 billion unsecured revolving credit facilities (as extended, amended and restated, the “2016 Revolving Credit Facility”) from June 2017 to February 2021 with two 6-month extension options.  The interest rate on the 2016 Revolving Credit Facility was lowered from LIBOR plus 115 basis points to LIBOR plus 100 basis points.  The facility fee remains at 20 basis points.

The Company’s second revolving credit facility of $1.25 billion (the “2014 Revolving Credit Facility”) matures in November 2018 with two 6-month extension options.

The Company’s total revolving credit facilities remain at $2.50 billion, of which $115,000,000 is currently outstanding.

The revolving credit facilities expressly permit the recently announced tax-free spin-off of the Company’s Washington, DC business.

The joint lead arrangers and joint book-runners for the 2016 Revolving Credit Facility are JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce Fenner & Smith Incorporated and Wells Fargo Securities LLC.  JPMorgan Chase Bank, N.A. serves as Administrative Agent.  Bank of America, N.A. and Wells Fargo Bank, N.A. serve as Co-Syndication Agents.  Citigroup Global Markets Inc., PNC Capital Markets LLC, and U.S. Bank National Association serve as joint lead arrangers.

Under the terms of the 2016 Revolving Credit Facility, “Total Outstanding Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value,” which is based on a 6.0% capitalization rate; the ratio of “Combined EBITDA” to “Fixed Charges,” each measured as of the most recently ended calendar quarter, may not be less than 1.40 to 1.00; the ratio of “Unencumbered Combined EBITDA” to “Unsecured Interest Expense,” each measured as of the most recently ended calendar quarter, may not be less than 1.50 to 1.00; at any time, “Unsecured Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value of Unencumbered Assets;” and the ratio of “Secured Indebtedness” to “Capitalization Value,” each measured as of the most recently ended calendar quarter, may not exceed fifty percent (50%). The 2016 Revolving Credit Facility also contains standard representations and warranties and other covenants.

The 2016 Revolving Credit Facility includes usual and customary events of default for facilities of this nature (with applicable customary grace periods) and provides that, upon the occurrence and continuation of an event of default, payment of all amounts outstanding under the credit facility may be accelerated and the lenders’ commitments may be terminated.

The full text of the 2016 Revolving Credit Facility, which is not being filed herewith, will be filed not later than with the Company’s Annual Report on Form 10-K for the year ending December 31, 2016.

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent the companies’ intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. The companies’ future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures and partnership distributions.  Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond tour ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in the Company’s and Vornado’s Annual Report on Form 10-K for the year ended December 31, 2015.  For these statements, the companies claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date they are made. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Neither the Company nor Vornado undertakes any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date hereof.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated by reference herein into this Item 2.03.

Item 9.01.         Financial Statements and Exhibits.

 (d)       Exhibits.

99.1      Press Release, dated November 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

               Date: November 8, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen W. Theriot
Name:	Stephen W. Theriot
Title:	Chief Financial Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial and accounting officer)

                Date: November 8, 2016

Exhibit Index

99.1     Press Release, dated November 7, 2016.